Exhibit 32.1

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of NeoPharm, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

     (1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2008       /s/  Laurence P. Birch
                              -----------------------
                              Laurence P. Birch
                              President and Chief Executive Officer (Principal
                              Executive Officer) and Acting Chief Financial
                              Officer (Principal Financial Officer)